                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)          JUNE 21, 2002
                                                    ----------------------------


                              MILLENNIUM CELL INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




          DELAWARE                     000-31083                22-3726792
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(STATE OR OTHER JURISDICTION       (COMMISSION FILE            (IRS EMPLOYER
      OF INCORPORATION)                 NUMBER)             IDENTIFICATION NO.)


               1 INDUSTRIAL WAY WEST, EATONTOWN, NEW JERSEY 07724
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE        (732) 542-4000
                                                   -----------------------------


                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5. Other Events

On June 19, 2002, Millennium Cell Inc. (the "Company") completed in escrow a $15 million private placement with two institutional and accredited investors (the "Purchasers"), pursuant to the terms of a Securities Purchase Agreement among the Company and the Purchasers (the "Purchase Agreement"). The escrow was released on June 21, 2002. The private placement was exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of such Act. The placement consisted of the sale of 1,075,269 shares of Common Stock, par value $0.001 per share (the "Common Stock") for gross proceeds of $3,000,000 sold on June 19, 2002 (the "Closing Date"). In addition, pursuant to the terms of the Purchase Agreement, the Purchaser is obligated, subject to satisfaction of certain conditions that are outside of its control, to purchase $12 million in Secured Convertible Debentures (the "Debentures"). The
Debentures will be due 3 years from the date of issuance of the Initial Debentures (as defined below) and are convertible into Common Stock, initially at a conversion price of $4.25. $9 million principal amount of the Debentures (the "Initial Debentures") will be issued upon effectiveness of the registration statement relating to the underlying shares of Common Stock and the remaining $3 million (the "Additional Debentures") will be issued if, among other things, shareholder approval, as required by the Rules of the NASDAQ, is received and the registration statement remains effective. At the direction of the Company, the proceeds from the sale of the Debentures will be deposited in an interest-bearing bank account at First Union National Bank (the "Bank"). The Company's obligations under the Debentures will be secured by a standby letter of credit issued by the Bank with an aggregate face amount equal to the outstanding principal of the Debentures. The proceeds from the sale of the Debentures has been pledged by the Company as collateral to the Bank.

In connection with the sale of the Common Stock, the Company granted the Purchasers a First Warrant (the "First Warrant") to purchase an aggregate of 268,817 shares of Common Stock at an exercise price of $3.93 per share, which may change in the future based on certain anti-dilution and other adjustments and is exercisable six months from the Closing Date. In connection with the potential sale of the Initial Debentures, the Company will grant to the Purchaser a second Warrant (the "Second Warrant") to purchase an aggregate of 624,029 shares of Common Stock. In connection with the potential sale of the Additional Debentures, the Company will grant to the Purchaser a third Warrant (the "Third Warrant") to purchase 208,010 shares of Common Stock (the First Warrant, Second Warrant and Third Warrant are referred to, collectively, as the "Warrants"). The Second Warrant and the Third Warrant are exercisable at an exercise price of $3.93, which may change in the future based on certain anti-dilution and other adjustments, six months from the Closing Date and subject to vesting based, in part, on the conversion of the Debentures into Common Stock.

         The Company is obligated to register the resale of the shares sold in the transaction and the Common Stock issuable upon the conversion of the Debentures and exercise of the Warrants on a registration statement on Form S-3 (the "Registration Statement") to be filed with the Securities and Exchange Commission (the "SEC"). The Company has agreed to file the Registration Statement within 30 days after the Closing Date.

Debentures

Upon the effectiveness of the Registration Statement and the funding of the Initial Debenture (the "Initial Settlement Date"), the Company will issue the Initial Debentures in the aggregate principal amount of $9,000,000 with a maturity date three years from the Initial Settlement Date. The Company has agreed to use its best efforts to seek the approval of its shareholders, within six months of the Closing Date, for the issuance of Common Stock as part of this private placement in excess of 20% of the outstanding Common Stock on the date of the Purchase Agreement. Upon receipt of such shareholder approval and assuming the continued effectiveness of the Registration Statement and other conditions, the Company will issue Additional Debentures in the aggregate principal amount of $3 million with a maturity of three years from the Initial Settlement Date. Interest accrues daily on the outstanding principal amount of the Debentures at a rate per annum equal to the rate of interest paid from time to time on money market accounts held by the Bank and is payable quarterly in cash and, if certain conditions are met, the interest payment may be accreted to principal of the Debentures. The Debentures are convertible into shares of the Company's Common Stock (the "Debenture Shares") at a price per share equal to the conversion price then in effect. The initial conversion price of the Debentures is $4.25 and may be reduced in the future at the option of the Company and based on certain anti-dilution provisions.

Conversion of the Debentures and Conversion Price

The Debentures may be converted as follows:

(I) At any time after the earlier of (i) the 14th month anniversary of the Closing Date and (ii) one year anniversary of the Initial Settlement Date, the principal amount of the Debentures may be converted in whole or in part at the option of the Company at a conversion price of $4.25 if (x) the average closing price during 30 consecutive trading days following the first anniversary of the Closing Date is equal to or greater than $5.10 and (y) the closing price for each of 15 trading days (which need not be consecutive) during such 30 consecutive trading day period is equal to or greater than $5.10 and the following conditions are met:

      (a) the number of authorized but unissued and otherwise unreserved shares of Common Stock is sufficient for such issuance;

      (b) such shares of Common Stock are registered for resale by the Purchasers pursuant to an effective Registration Statement, and the prospectus thereunder is available for use by the Purchasers to sell such shares or all such shares may be sold without volume restrictions pursuant to Rule 144(k) under the Securities Act;

      (c) the Common Stock is listed or quoted (and is not suspended from trading) on the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market or the NASDAQ Small Cap Market (each an "Eligible Market") and such shares of Common Stock are approved for listing on such Eligible Market upon issuance;

      (d) such issuance would be permitted in full without resulting in a violation of the rules or regulations of the Eligible Market on which such shares are listed or quoted;

      (e) no event of default nor any event that with the passage of time and without being cured would constitute an event of default has occurred and not been cured; and

      (f) no public announcement of a pending or proposed change of control has occurred that has not been consummated.

(II) The holder of the Debentures may convert all or any portion of the Debentures at any time.

(III) At any time and from time to time after (i) the later of the second month anniversary of the Closing Date and the effectiveness of the Registration Statement, with respect to the Initial Debentures or (ii) the date on which the Initial Debentures shall no longer be outstanding, with respect to the Additional Debentures, and if the conditions set forth in I(a)-(f) above are met, the Company shall have the right, upon 10 trading days' prior notice, to require the conversion of $500,000, subject to increase under certain circumstances up to $2,500,000. The conversion prices for the

      Initial Debentures and the Additional Debentures, at the time and to the extent of the conversion, will be determined in accordance with the formulas in the following tables, based on the volume weighted average closing price for the 10 trading days prior to the conversion:

            A.    Initial Debentures

                         CONVERSION AMOUNT              % OF 10-DAY VWAP
                  The first $2,500,000 converted               88%
                     $2,500,001 to $5,000,000                  90%
                     $5,000,001 to $7,500,000                  92%
                     $7,500,001 to $9,000,000                  94%

            B.    Additional Debentures

                         CONVERSION AMOUNT              % OF 10-DAY VWAP
                  The first $1,000,000 converted               94%
                     $1,000,001 to $3,000,000                  96%

Such conversion pursuant to I, II and III above, however, shall not be effected to the extent that it would result in a holder of a Debentures owning, together with its affiliates, more than 9.99% of the Company's Common Stock then outstanding.

Prepayment

The holders of the Debentures have the right to require the Company to prepay all or a portion of its Debentures, plus all accrued and unpaid interest thereon, only if (i) during the 18 months immediately following the Closing Date, the Company has not converted more than 66 2/3% of the original principal amount of the Initial Debentures or (ii) at any time prior to the maturity date of the Debentures, the Company issues shares of common stock or its equivalents to any person (other than to strategic partners or the officers, directors, employees or consultants pursuant to plans approved by the Company's directors).

The Company has the right to prepay the Debentures in whole or in part at any time by paying the holder thereof 105% of the outstanding principal amount of such Debentures and all accrued but unpaid interest thereon.

The Company must prepay the Debentures on the 20th trading day after the date on which it or the holder of the Debentures sends notification of prepayment.

Acceleration of  Debentures

Upon the occurrence of events of default under the Debentures, the holders thereof may demand repayment of the principal amount of the Debentures then outstanding, plus accrued and unpaid interest thereon, and may be entitled to liquidated damages.

Security

The Company's obligations under the Debentures is secured by two standby letters of credit, with a face amount equal to the outstanding principal of the related Debenture. The proceeds from the sale of the Debentures are pledged as collateral to the Bank. Under the terms of the Debentures, the face amount of the related standby letter of credit will be reduced as the outstanding principal amount of the related Debentures are reduced. Thus, as the Debentures are converted or repaid, the face amount of the related standby letter of credit will be reduced and likewise, the amount pledged to the Bank as collateral relating to the standby letter of credit will be reduced. Accordingly, as the Debentures are converted or repaid, the Company will be able to access the funds raised from the sale of the Debentures in amounts corresponding to the portion of the Debentures that is converted or repaid.

Warrants

The First Warrants to purchase 268,817 shares of Common Stock are exercisable commencing six months from the Closing Date. The First Warrants may not be exercised to the extent that a holder thereof would then beneficially own, together with its affiliates, more than 9.99% of the Company's Common Stock then outstanding.

The Second Warrant to purchase 624,029 shares of Common Stock will be issued on the Initial Settlement Date and be exercisable as to 249,612 shares six months from the Closing Date. The Second Warrant shall become exercisable after six months from the Closing Date in the following manner: 1) an additional 249,612 after $3,750,000 of the Initial Debentures have been converted, 2) an additional 62,403 after $6,000,000 of the Initial Debentures have been converted, and 3) the remaining 62,403 after $8,300,000 of the Initial Debentures have been converted. The Second Warrant may not be exercised to the extent that a holder thereof would then beneficially own, together with its affiliates, more than 9.99% of the Company's Common Stock then outstanding.

The Third Warrant to purchase 208,010 shares of Common Stock will be issued upon the sale of the Additional Debentures and be exercisable as to 83,204 shares, six months from the Closing Date. The Third Warrant shall become exercisable after six months from the Closing Date in the following manner: 1) an additional 83,204 after $1,250,000 of the Additional Debentures have been converted, 2) an additional 20,801 after $2,000,000 of the Additional Debentures have been converted, and 3) the remaining 20,801 after $2,750,000 of the Additional Debentures have been converted. The Third Warrant may not be exercised to the extent that a holder thereof would then beneficially own, together with its affiliates, more than 9.99% of the Company's Common Stock then outstanding.

Placement Agent Commission

The Company paid Bank of America Securities ("BOFA") as a placement agent commission cash compensation of $500,000. The Company has agreed to pay additional cash commissions to BOFA equal to 3% of the principal amount of the Debentures as the Debentures are converted.

This summary description of the private placement transaction contemplated by the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement and the other documents and instruments that are filed as Exhibits hereto.

Item 7. Financial Statements and Exhibits.

Exhibit                             Exhibit
Number                              Index
------                              -----

4.3         Securities Purchase Agreement dated as of June 19, 2002 between the
            Company and the Purchasers.

4.4         Registration Rights Agreement dated as of June 19, 2002 between the
            Company and the Purchasers.

4.5         First Warrant to Purchaser to Purchase 224,014 shares of Common
            Stock dated as of June 19, 2002.

4.6         First Warrant to Purchaser to Purchase 44,803 shares of Common
            Stock dated as of June 19, 2002.

4.7         Form of Secured Convertible Debenture.

4.8         Form of Second/Third Warrant to Purchase 624,029/208,010 shares of
            Common Stock.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          MILLENNIUM CELL INC.
                                          (Registrant)


                                          By: /s/ Norman R. Harpster, Jr.
                                              ------------------------------
                                              Norman R. Harpster, Jr.
                                              Vice President-Finance and
                                              International Business-
                                              Chief Financial Officer

Dated: June 25, 2002
      ---------------

                                  EXHIBIT INDEX


Exhibit                             Exhibit
Number                              Index
------                              -----

4.3         Securities Purchase Agreement dated as of June 19, 2002 between the
            Company and the Purchasers.

4.4         Registration Rights Agreement dated as of June 19, 2002 between the
            Company and the Purchasers.

4.5         First Warrant to Purchaser to Purchase 224,014 shares of Common
            Stock dated as of June 19, 2002.

4.6         First Warrant to Purchaser to Purchase 44,803 shares of Common
            Stock dated as of June 19, 2002.

4.7         Form of Secured Convertible Debenture.

4.8         Form of Second/Third Warrant to Purchase 624,029/208,010 shares of
            Common Stock.